INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie - Vice President	Sue Martenson - Senior Manager
Investor Relations	Public Relations
(408) 544-6996	(408) 544-8158
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES THIRD QUARTER RESULTS

San Jose, Calif., October 22, 2013 — Altera Corporation (NASDAQ: ALTR) today announced third quarter sales of $445.9 million, up 6 percent from the second quarter of 2013 and down 10 percent from the third quarter of 2012. Third quarter net income was $119.4 million, $0.37 per diluted share, compared with net income of $101.5 million, $0.31 per diluted share, in the second quarter of 2013 and $157.5 million, $0.49 per diluted share, in the third quarter of 2012.

Year-to-date cash flow from operating activities was $459.4 million. Altera repurchased approximately 161 thousand shares of its common stock during the quarter at a cost of $5.3 million.

Altera's board of directors has declared a quarterly cash dividend of $0.15 per share, to be paid on December 2, 2013 to stockholders of record on November 12, 2013.

"Sales improved from second quarter levels, with our new products, led by our 28 nm FPGAs, as growth leaders. We expect this new product growth momentum to carry over into the December quarter," said John Daane, president, chief executive officer, and chairman of the board. "We have taped out our first Stratix 10 test chip, which will be manufactured on Intel's 14 nm FinFET process. Coupling this process with our next generation architectural innovations produces a substantial step up in performance and density from our current FPGAs and offers compelling benefits to our customers versus competitive offerings."

Several recent accomplishments mark the company's continuing progress:

•
Altera and Micron Technology, Inc. have jointly demonstrated successful interoperability between Altera Stratix® V FPGAs and Micron’s Hybrid Memory Cube (HMC). This new capability will be delivered with Altera’s Generation 10 portfolio, which includes both Stratix 10 and Arria® 10 FPGAs and SoCs. HMC addresses the limitations imposed by conventional memory technology, and provides ultra-high system performance with significantly lower power-per-bit. HMC delivers up to 15 times the bandwidth of a traditional DDR3 module and uses 70 percent less energy and 90 percent less space than existing technologies.

Arria 10 FPGAs and SoCs will be the first device families deployed in the Generation 10 portfolio and will be the first devices to support HMC technology in volume production. Leveraging an enhanced architecture optimized for TSMC’s 20 nm process, Arria 10 FPGAs and SoCs will use HMC to extend the device families' performance benefits of both 15 percent higher core performance than today’s highest performance Stratix V FPGAs and up to 40 percent lower power compared to the lowest power Arria V midrange FPGAs.

Stratix 10 FPGAs and SoCs will enable the most advanced, highest performance applications across communications, military, broadcast and compute and storage markets. These high-performance applications often require the highest memory bandwidth, which drives the need for an HMC-ready architecture. Leveraging Intel’s 14 nm Tri-Gate process and an enhanced high-performance architecture that integrates with HMC technology, Stratix 10 FPGAs and SoCs will enable system solutions with an operating frequency over one gigahertz, and two times the core performance of current high-end 28 nm FPGAs. Stratix 10 devices also will allow customers to achieve up to a 70 percent reduction in power consumption at performance levels equivalent to Altera's previous generation.

•
Altera is now shipping production-qualified Cyclone® V SoCs and engineering samples of its Arria V SoCs. These devices benefit from density, architectural, productivity and processor performance leadership, which enables Altera SoCs to target a very wide range of applications. In addition, Altera SoCs provide embedded developers with the highest productivity development tools. Featuring increased processor peak clock frequencies, these devices are the FPGA industry’s highest performing SoCs. Altera offers the industry’s broadest range of densities with its 28 nm SoCs, ranging from 25K logic elements (LE) up to 460K LE. This density range allows Altera SoCs to be integrated into a variety of embedded systems, ranging from cost-sensitive industrial automation and automotive driver assist systems to applications that require higher-performance, including remote radio units, 10G/40G line cards and broadcast studio equipment.

•
Altera is collaborating with the China Mobile Research Institute (CMRI) to develop next-generation wireless networks based on the Centralized Radio Access Network (C-RAN) architecture. By centralizing the baseband processing of a large geographical area into the cloud, the cloud-based C-RAN architecture enables operators like China Mobile to reduce deployment and operating costs for their next-generation wireless infrastructure. Altera and CMRI are working together to debug and verify next-generation wireless systems based on the C-RAN architecture by leveraging Altera’s FPGA technology. Collaborating with the world’s largest cellular operator on C-RAN architecture development enables Altera to more effectively align its FPGAs, software and IP to meet next-generation wireless infrastructure requirements.

SELECTED THIRD QUARTER REVENUE AND RELATED RESULTS

Key New Product Devices	Sequential Comparisons
Stratix V	30%
Stratix IV	3%
Arria II	16%
Arria V	108%
Cyclone IV	13%
Cyclone V	73%
HardCopy IV	(25)%
Enpirion PowerSoCs	100%

($ in thousands) Key Ratios & Information	September 27, 2013	June 28, 2013
Current Ratio	6:1	6:1
Liabilities/Equity	1:2	1:2
Quarterly Operating Cash Flows	$245,406	$64,565
TTM Return on Equity	14%	15%
Quarterly Depreciation Expense	$10,772	$10,285
Quarterly Capital Expenditures	$8,633	$7,221
Inventory MSOH (1): Altera	3.4	3.0
Inventory MSOH (1): Distribution	0.6	0.5
Cash Conversion Cycle (Days)	158	149
Turns	39%	49%
Book to Bill	<1.0	>1.0

Note (1): MSOH: Months Supply On Hand

ALTERA CORPORATION
NET SALES SUMMARY
(Unaudited)

	Three Months Ended			Quarterly Growth Rate
	September 27, 2013	June 28, 2013	September 28, 2012	Sequential Change	Year- Over-Year Change
Geography
Americas	18%	17%	19%	15%	(11)%
Asia Pacific	39%	39%	43%	6%	(18)%
EMEA	28%	28%	25%	5%	(1)%
Japan	15%	16%	13%	(3)%	2%
Net Sales	100%	100%	100%	6%	(10)%

Product Category
New	44%	41%	31%	16%	27%
Mainstream	26%	28%	32%	0%	(25)%
Mature and Other	30%	31%	37%	(1)%	(28)%
Net Sales	100%	100%	100%	6%	(10)%

Vertical Market
Telecom & Wireless	41%	42%	45%	3%	(18)%
Industrial Automation, Military & Automotive	23%	22%	20%	11%	1%
Networking, Computer & Storage	19%	18%	17%	13%	0%
Other	17%	18%	18%	(1)%	(12)%
Net Sales	100%	100%	100%	6%	(10)%

FPGAs and CPLDs
FPGA	82%	83%	82%	4%	(11)%
CPLD	9%	9%	9%	12%	(3)%
Other Products	9%	8%	9%	13%	(7)%
Net Sales	100%	100%	100%	6%	(10)%

Product Category Description

•	New Products include the Stratix® V, Stratix IV, Arria® V, Arria II, Cyclone® V, Cyclone IV, MAX® V, HardCopy® IV devices and Enpirion PowerSoCs.

•	Mainstream Products include the Stratix III, Cyclone III, MAX II and HardCopy III devices.

•
Mature and Other Products include the Stratix II, Stratix, Arria GX, Cyclone II, Cyclone, Classic™, MAX 3000A, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, HardCopy II, HardCopy, FLEX® series, APEX™ series, Mercury™, Excalibur™ devices, configuration and other devices, intellectual property cores, and software and other tools.

Business Outlook for the Fourth Quarter 2013

Sales and Income Statement

Sequential Sales	Down 3% to Up 1%
Gross Margin	68.5% +/- .5%
Research and Development	$110 to $111 million
SG&A	$82 to $83 million
Tax Rate	11% to 12%
Diluted Share Count	Approximately 323 million (assumes no share repurchases)
Turns	Mid 40's
MSOH	Low 4's

Vertical Market

Telecom & Wireless	Flat
Industrial Automation, Military & Automotive	Flat
Networking, Computer & Storage	Up
Other	Down

Third Quarter Earnings Conference Call

A conference call will be held today at 1:45 p.m. Pacific time to discuss the quarter's results and management's current business outlook. The web cast and subsequent replay will be available in the Investor Relations section of the company's website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Forward-Looking Statements

Statements in this press release that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include, but are not limited to, statements regarding new product growth momentum, the competitive advantage related to the use of Intel's 14 nm process, product performance parameters, new product sales momentum, and any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section or elsewhere in this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, including uncertainty arising from United States budget and debt ceiling legislation, customer business environment, customer inventory levels, vertical market mix, market acceptance of the company's products, product introduction schedules, the rate of growth of the company's new products including Cyclone® V, Cyclone IV, Arria® V, Arria II, Stratix® V, Stratix IV FPGAs, MAX® V CPLDs, HardCopy® IV device families and Enpirion PowerSoCs, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

Mobile Device Investor Information

Altera now provides highlights of its investor relations web page optimized for mobile users. Investors can equip their mobile devices with this new capability by linking to
http://phx.corporate-ir.net/Mobile.view?c=83265.

About Altera
Altera® programmable solutions enable designers of electronic systems to rapidly and cost effectively innovate, differentiate and win in their markets. Altera offers FPGAs, SoCs, CPLDs, ASICs and complementary technologies, such as power management, to provide high-value solutions to customers worldwide. Follow Altera via Facebook, Twitter, LinkedIn, Google+ and RSS, and subscribe to product update emails and newsletters. Visit www.altera.com.

###

ALTERA, ARRIA, CYCLONE, HARDCOPY, MAX, MEGACORE, NIOS, QUARTUS and STRATIX words and logos are trademarks of Altera Corporation and registered in the U.S. Patent and Trademark Office and in other countries. All other words and logos identified as trademarks or service marks are the property of their respective holders as described at www.altera.com/legal.

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ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended			Nine Months Ended
(In thousands, except per share amounts)	September 27, 2013	June 28, 2013	September 28, 2012	September 27, 2013	September 28, 2012

Net sales	$445,945	$421,759	$495,010	$1,278,205	$1,343,595
Cost of sales	141,525	135,104	152,007	402,712	408,156
Gross margin	304,420	286,655	343,003	875,493	935,439
Operating expense
Research and development expense	95,336	95,489	91,393	278,542	265,619
Selling, general, and administrative expense	78,907	77,869	74,243	235,376	215,824
Amortization of acquisition-related intangible assets	1,846	915	213	2,974	640
Total operating expense	176,089	174,273	165,849	516,892	482,083
Operating margin (1)	128,331	112,382	177,154	358,601	453,356
Compensation expense/(benefit) — deferred compensation plan	3,462	(160)	3,274	6,724	6,697
(Gain)/loss on deferred compensation plan securities	(3,462)	160	(3,274)	(6,724)	(6,697)
Interest income and other	(2,214)	(2,778)	(2,775)	(6,651)	(5,997)
(Gain)/loss reclassified from other comprehensive income	(33)	(42)	108	(129)	(63)
Interest expense	2,511	3,389	2,333	8,365	5,386
Income before income taxes	128,067	111,813	177,488	357,016	454,030
Income tax expense	8,635	10,304	19,999	15,885	18,028
Net income	119,432	101,509	157,489	341,131	436,002

Other comprehensive income/(loss):
Unrealized gain/(loss) on investments:
Unrealized holding gain/(loss) on investments arising during period, net of tax of $30, ($47), $43, ($12) and $108	2,419	(9,031)	3,620	(6,613)	6,723
Less: Reclassification adjustments for gain on investments included in net income, net of tax of $11, $5, $1, $21 and $6	(22)	(37)	(41)	(108)	(64)
	2,397	(9,068)	3,579	(6,721)	6,659
Unrealized (loss)/gain on derivatives:
Unrealized (loss)/gain on derivatives arising during period, net of tax of ($6) and $36	—	—	(10)	—	67
Less: Reclassification adjustments for loss on derivatives included in net income, net of tax of $53 and $2	—	—	97	—	5
	—	—	87	—	72
Other comprehensive income/(loss)	2,397	(9,068)	3,666	(6,721)	6,731
Comprehensive income	$121,829	$92,441	$161,155	$334,410	$442,733

Net income per share:
Basic	$0.37	$0.32	$0.49	$1.07	$1.36
Diluted	$0.37	$0.31	$0.49	$1.05	$1.34

Shares used in computing per share amounts:
Basic	320,445	320,472	319,870	320,266	321,200
Diluted	323,505	323,527	323,560	323,355	325,275

Dividends per common share	$0.15	$0.10	$0.10	$0.35	$0.26

Tax rate	6.7%	9.2%	11.3%	4.4%	4.0%
% of Net sales:
Gross margin	68.3%	68.0%	69.3%	68.5%	69.6%
Research and development	21.4%	22.6%	18.5%	21.8%	19.8%
Selling, general, and administrative	17.7%	18.5%	15.0%	18.4%	16.1%
Operating margin(1)	28.8%	26.6%	35.8%	28.1%	33.7%
Net income	26.8%	24.1%	31.8%	26.7%	32.5%

Notes:
(1) We define operating margin as gross margin less research and development expense, selling, general and administrative expense and amortization of acquisition-related intangible assets, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles ("GAAP"), as it excludes the effect of compensation associated with the deferred compensation plan obligations. Since the effect of compensation associated with our deferred compensation plan obligations is offset by losses/(gains) from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	Three Months Ended			Nine Months Ended
(In thousands, except per share amounts)	September 27, 2013	June 28, 2013	September 28, 2012	September 27, 2013	September 28, 2012
Operating margin (non-GAAP)	$128,331	$112,382	$177,154	$358,601	$453,356
Compensation expense/(benefit) — deferred compensation plan	3,462	(160)	3,274	6,724	6,697
Income from operations (GAAP)	$124,869	$112,542	$173,880	$351,877	$446,659

ALTERA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value amount)	September 27, 2013	December 31, 2012

Assets
Current assets:
Cash and cash equivalents	$2,956,085	$2,876,627
Short-term investments	151,159	140,958
Total cash, cash equivalents, and short-term investments	3,107,244	3,017,585
Accounts receivable, net	436,421	323,708
Inventories	158,441	152,721
Deferred income taxes — current	62,575	59,049
Deferred compensation plan — marketable securities	58,402	60,321
Deferred compensation plan — restricted cash equivalents	20,270	17,116
Other current assets	30,479	49,852
Total current assets	3,873,832	3,680,352
Property and equipment, net	198,642	206,148
Long-term investments	713,651	704,758
Deferred income taxes — non-current	13,548	17,082
Goodwill	93,073	2,329
Acquisition-related intangible assets, net	86,500	4,874
Other assets, net	40,518	42,285
Total assets	$5,019,764	$4,657,828

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$52,224	$50,036
Accrued liabilities	37,525	29,005
Accrued compensation and related liabilities	43,544	40,606
Deferred compensation plan obligations	78,672	77,437
Deferred income and allowances on sales to distributors	444,705	345,993
Total current liabilities	656,670	543,077
Income taxes payable — non-current	266,395	272,000
Long-term debt	500,000	500,000
Other non-current liabilities	8,916	9,304
Total liabilities	1,431,981	1,324,381
Stockholders' equity:
Common stock: $.001 par value; 1,000,000 shares authorized; outstanding - 321,105 shares at September 27, 2013 and 319,564 shares at December 31, 2012	321	320
Capital in excess of par value	1,214,586	1,122,555
Retained earnings	2,374,005	2,204,980
Accumulated other comprehensive (loss)/ income	(1,129)	5,592
Total stockholders' equity	3,587,783	3,333,447
Total liabilities and stockholders' equity	$5,019,764	$4,657,828

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended
(In thousands)	September 27, 2013	September 28, 2012

Cash Flows from Operating Activities:
Net income	$341,131	$436,002
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34,256	25,786
Amortization of acquisition-related intangible assets	2,974	640
Stock-based compensation	73,011	70,790
Net gain on sale of available-for-sale securities	(129)	—
Amortization of investments, net	2,575	—
Deferred income tax benefit	(5,629)	(3,367)
Tax effect of employee stock plans	5,405	14,381
Excess tax benefit from employee stock plans	(4,165)	(20,790)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	(111,231)	(116,000)
Inventories	(2,494)	(35,569)
Other assets	29,517	5,478
Accounts payable and other liabilities	12,509	(34,670)
Deferred income and allowances on sales to distributors	95,961	120,475
Income taxes payable	(8,753)	(650)
Deferred compensation plan obligations	(5,489)	(2,001)
Net cash provided by operating activities	459,449	460,505
Cash Flows from Investing Activities:
Purchases of property and equipment	(31,216)	(53,712)
Proceeds from sales of deferred compensation plan securities, net	5,489	2,001
Purchases of available-for-sale securities	(258,809)	(819,662)
Proceeds from sale and maturity of available-for-sale securities	228,292	135,650
Acquisitions, net of cash acquired	(145,321)	—
Purchases of intangible assets	—	(2,280)
Purchases of other investments	(2,101)	(4,510)
Net cash used in investing activities	(203,666)	(742,513)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock through various stock plans	38,748	37,514
Shares withheld for employee taxes	(24,787)	(30,529)
Payment of dividends to stockholders	(112,175)	(83,570)
Payment of debt assumed in acquisitions	(22,000)	—
Proceeds from issuance of long term debt	—	500,000
Repayment of credit facility	—	(500,000)
Long-term debt and credit facility issuance costs	—	(5,244)
Repurchases of common stock	(60,276)	(179,057)
Excess tax benefit from employee stock plans	4,165	20,790
Net cash used in financing activities	(176,325)	(240,096)
Net increase (decrease) in cash and cash equivalents	79,458	(522,104)
Cash and cash equivalents at beginning of period	2,876,627	3,371,933
Cash and cash equivalents at end of period	$2,956,085	$2,849,829